                                                                     EXHIBIT 4.5

NUMBER                                                                  SHARES
  *                                                                       ***

                        [SEAL OF THE STATE OF DELAWARE]

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                             INTELLESALE.COM, INC.

  AUTHORIZED CAPITAL STOCK 30,000,000 COMMON SHARES WITH A PAR VALUE OF $0.0001
                                    PER SHARE


THIS CERTIFIES THAT *Specimen* is the owner of             ***
                           fully paid and non-assessable Shares of the Capital
Stock of the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto
affixed this     day                                   of            A.D. 19  .



------------------------------      [SEAL}        ------------------------------
Marc Sherman         SECRETARY                    Marc Sherman         PRESIDENT

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:


                                          UNIF GIFT MIN ACT-        Custodian           UNIF TRAN MIN ACT-         CUSTODIAN
TEN COM  - as tenants in common                             --------         --------                     --------         --------
TEN ENT  - as tenants by the entireties                      (Cust)          (Minor)                       (Cust)           (Minor)
JT TEN   - as joint tenants with right
           of survivorship and not as                  under Uniform Gifts to Minors         under Uniform Transfers to Minors
           tenants in common
TOD      - transfer on death direction                 Act                                   Act
           in event of owner's death,                     ---------------------------           -----------------------------------
           to person named on face                                  (State)                                   (State)



    Additional abbreviations may also be used though not in the above list.


    For value received,          hereby sell, assign and transfer unto
                       ---------

    PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
   --------------------------------------

   --------------------------------------


   ----------------------------------------------------------------------------
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

   ----------------------------------------------------------------------------

   ----------------------------------------------------------------------------

                                                                         shares
   ----------------------------------------------------------------------
   of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                    Attorney
   ----------------------------------------------------------------
   to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

   Dated
        ------------------------------------


                                             X
                                              --------------------------------


     NOTICE: THE SIGNATURE(S) TO THIS
     ASSIGNMENT MUST CORRESPOND WITH
     THE NAME(S) AS WRITTEN UPON THE
     FACE OF THE CERTIFICATE IN EVERY
     PARTICULAR, WITHOUT ALTERATION OR
     ENLARGEMENT OR ANY CHANGE WHATEVER.


                                             X
                                              --------------------------------


                                             ----------------------------------
                                             ALL GUARANTEES MUST BE MADE BY A
                                             FINANCIAL INSTITUTION (SUCH AS A
                                             BANK OR BROKER) WHICH IS A
                                             PARTICIPANT IN THE SECURITIES
                                             TRANSFER AGENTS MEDALLION PROGRAM
                                             ("STAMP"), THE NEW YORK STOCK
                                             EXCHANGE, INC. MEDALLION SIGNATURE
                                             PROGRAM ("MSP"), OR THE STOCK
                                             EXCHANGES MEDALLION PROGRAM
                                             ("SEMP") AND MUST NOT BE DATED.
                                             GUARANTEES BY A NOTARY PUBLIC ARE
                                             NOT ACCEPTABLE.
                                             ----------------------------------